                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ________________

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                OCTOBER 31, 2002
                Date of Report (Date of earliest event reported)

                                  IPARTY CORP.
             (Exact name of registrant as specified in its charter)


                                ________________

         DELAWARE                   000-25507                76-0547750
(State or other Jurisdiction  (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                  Identification No.)

                                ________________


         1457 VFW PARKWAY, WEST ROXBURY MA                         02132
   (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (617) 323-0822

ITEM  5.  OTHER  EVENTS.

     On October 31, 2002, iParty Corp. (the "Company") issued a press release announcing certain adjustments to the conversion rates applicable to certain series of its convertible preferred stock and warrants and the ratification by the Company's Board of Directors of certain issuances of Company common stock.

     The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM  7.  FINANCIAL  STATEMENTS,  PRO  FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (C)  EXHIBITS.


EXHIBIT  NO.  DESCRIPTION
99.1          Text of press release issued by iParty Corp. on October 31, 2002.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       iParty  Corp.

                                       By:   /s/  PATRICK  FARRELL
Date:  October  31,  2002              -------------------------------
                                       Patrick  Farrell
                                       President & Chief  Financial  Officer

                                  EXHIBIT INDEX


EXHIBIT NO.   DESCRIPTION

99.1          Text of press release issued by iParty Corp. on October 31, 2002.